American High-Income Municipal Bond Fund® Statement of Additional Information Supplement November 1, 2023 (for statement of additional information dated October 1, 2023)

The eighth paragraph after the heading “Additional information about the fund’s policies” in the “Fund policies” section of the statement of additional information is amended to read as follows:

For purposes of fundamental policy 3, the fund (other than AHIM) will, under normal circumstances, invest at least 80% of its assets in, or derive at least 80% of its income from securities that are exempt from regular federal income tax and do not subject shareholders to the alternative minimum tax. AHIM will, under normal circumstances, invest at least 80% of its assets in, or derive at least 80% of its income from securities that are exempt from regular federal income tax. Additionally, each of STEX, LTEX, TEFCA and TEFNY may only invest up to 20% of its assets in securities that are subject to the alternative minimum tax. TEBF may not invest in securities that are subject to the alternative minimum tax. AHIM may invest, without limitation, in securities that may subject fund shareholders to federal alternative minimum tax.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-568-1123O CGD/10149-S98891